Alfred Ayensu-Ghartey
Vice President and
Associate General Counsel
(212) 314-2777
Alfred. Ayensu-Ghartey@equitable.com

VIA EDGAR

May 2, 2024

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Equitable Financial Life Insurance Company
Separate Account No. 10
File No. 333-142453

CERTIFICATION PURSUANT TO

RULE 497(c) OF THE

SECURITIES ACT OF 1933

Ladies and Gentlemen:

Transmitted for filing pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, is the EDGARIZED version of the form of the RIA Prospectus dated May 1, 2024. The Prospectus does not differ materially from that contained in the most recent amendment to the Registration Statement filed with the Securities and Exchange Commission, and the text of the most recent amendment has been filed with the Securities and Exchange Commission electronically.

Very truly yours,

/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105

Retirement Investment Account®

Prospectus dated May 1, 2024

Equitable Financial Life Insurance Company

Separate Account No. 66

Separate Account No. 3

Separate Account No. 4

Separate Account No. 10

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a contract. Also, you should read the prospectuses for EQ Advisors Trust which contains important information about its portfolios.

About the Retirement Investment Account®

The Retirement Investment Account® (“RIA”) is an investment program that allows employer plan assets to accumulate on a tax-deferred basis. You may allocate your account value under the RIA to several different types of investment options: 1) variable investment options offered through Separate Account No. 66, each of which invests in a mutual fund (a “Portfolio”) of EQ Advisors Trust (the “Trust”); 2) pooled separate accounts, which are managed accounts that each invest in a portfolio of securities (“Pooled Separate Accounts” or “Funds”); and 3) a guaranteed interest option, which we credit interest to daily and which we guarantee all principal and previously credited interest. These investment options are listed in the table below. RIA includes the contract described in this prospectus, which is a variable and fixed flexible premium deferred group annuity contract issued by Equitable Financial Life Insurance Company (the “Company,” “we,” “our,” and “us”). When we refer to “RIA” in this prospectus, we are usually referring to this annuity contract.

You should note that your contract features and charges, and your investment options, may vary depending on your employer plan. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

Investment Options

Pooled separate accounts

•	AllianceBernstein Balanced — Separate Account No. 10
•	AllianceBernstein Common Stock — Separate Account No. 4
•	AllianceBernstein Mid Cap Growth — Separate Account No. 3

Separate Account No. 66 Variable Investment Options

•	1290 VT Small Cap Value
•	1290 VT Socially Responsible
•	EQ/AB Small Cap Growth
•	EQ/Capital Group Research
•	EQ/ClearBridge Large Cap Growth ESG
•	EQ/Core Plus Bond
•	EQ/Equity 500 Index
•	EQ/Global Equity Managed Volatility
•	EQ/Intermediate Government Bond
•	EQ/International Core Managed Volatility
•	EQ/International Equity Index
•	EQ/International Value Managed Volatility
•	EQ/JPMorgan Growth Stock
•	EQ/JPMorgan Value Opportunities
•	EQ/Large Cap Core Managed Volatility
•	EQ/Large Cap Growth Index

•	EQ/Large Cap Growth Managed Volatility
•	EQ/Large Cap Value Managed Volatility
•	EQ/Mid Cap Index
•	EQ/Mid Cap Value Managed Volatility
•	EQ/Money Market
•	EQ/Quality Bond PLUS
•	EQ/Value Equity
•	Multimanager Technology

Guaranteed Interest Option

The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The securities are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

#940254

Contents of this Prospectus

When we address the reader of this prospectus with words such as “you“ and “your,“ we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.

Further, the terms and conditions of the employer’s plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer’s plan, which may be different from the features of RIA described in this prospectus.

Appendix	49
Portfolio Companies Available Under the Contract	49

Important information you should consider about the contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you withdraw account value from the RIA, other than in the form of a benefit distribution payment, within 9 years following the date on which the employer plan began its participation in RIA, you will be assessed a contingent withdrawal charge (“CWC”) of up to 6% of the amount withdrawn. For example, if you make a withdrawal in the first year, you could pay a CWC of up to $6,000 on a $100,000 withdrawal.

For additional information about CWCs see “Contingent withdrawal charge” in “Charges and expenses” later in this Prospectus.

Transaction Charges

In addition to CWCs, you may also be charged for other transactions (if you elect an annuity payout option).

For additional information about transaction charges see “Annuity administrative charge” in “Charges and expenses” later in this Prospectus.

Ongoing Fees and Expenses (annual charges)	The following tables describe the fees and expenses that you may pay each year under the contract, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract*	0.25%	1.25%
Pooled Separate Account expenses**, (1)	0.20%	0.84%
Portfolio fees and expenses**, (1)	0.57%	1.40%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(2)	1.00%	1.00%

* Expressed as an annual percentage of account value.

**  Expressed as an annual percentage of average daily net assets.

(1)  These fees will fluctuate from year to year. These expenses are based on the expenses incurred during the fiscal year ended December 31, 2023.

(2)  As a percentage of amount withdrawn as loan principal at the time the loan is made. Your employer plan may also charge interest on the loan amount at a rate they set.

Because the contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add contingent withdrawal charges that substantially increase costs.

Lowest Annual Cost $460	Highest Annual Cost $2,372

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive Base Contract, Pooled Separate Account and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional contributions, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of Base Contract, Pooled Separate Account, and Portfolio fees and expenses

•   No loans taken

•   No sales charges

•   No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee table” later in this Prospectus.

RISKS
Risk of Loss

The contract is subject to the risk of loss. You could lose some or all of your account value.

For additional information about the risk of loss see “Principal risks of investing in the contract” later in this Prospectus.

Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee table” later in this Prospectus.

Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract, (e.g., the Pooled Separate Accounts and the Portfolios). Each investment option, including the guaranteed interest option, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Investment options” and “Portfolios of the Trust” in “RIA Investment Options” and Appendix: Portfolio Companies Available Under the Contract later in this Prospectus.

Insurance Company Risks

An investment in the contract is subject to the risks related to the Company. Equitable Financial Life Insurance Company is solely responsible to the contract owner and participants for the contract’s account value. The general obligations under the contract, including the guaranteed interest option, are supported by our general account and are subject to our claims paying ability. An owner and participant should look solely to our financial strength for our claims-paying ability. More information about Equitable Financial Life Insurance Company, including our financial strength ratings, may be obtained upon request by calling 1-800-789-7771.

For additional information about insurance company risks see “About the general account” in “More information” later in this Prospectus.

RESTRICTIONS
Investments

The availability of investment options will vary by employer, and you should refer to your plan documents for a list of the investment options available to you. You may transfer accumulated amounts among the investment options under your contract at any time and in any amount, subject to certain transfer limitations described later in this Prospectus. We reserve the right to remove or substitute Portfolios and Pooled Separate Accounts as investment options.

For additional information about the investment options see “Investment options” in “RIA Investment Options” later in this Prospectus.

Transfers from the guaranteed interest option may be subject to limitations. From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose those transfer restrictions.

For additional information about the guaranteed interest option see “Guaranteed interest option” in “RIA Investment Options” later in this Prospectus.

Optional Benefits

Participant Loans. Not all employer plans will offer loans. Loans are subject to restrictions under federal tax rules and ERISA. Loans generally must be taken from the guaranteed interest option. The minimum loan amount is $1000 and the maximum loan amount is 90% of the balances attributable to the plan participant. We charge a 1% fee at the time a loan is made, and the employer plan may charge interest on the loan, at a rate they set. If a participant fails to repay a loan when due the amount of the unpaid balance may be treated as a withdrawal and as such, be subject to taxes, additional penalty taxes, and a CWC of up to 6% of the unpaid balance if this occurs within 9 years of the date on which the employer began it’s participation in the RIA. See “Participant Loans” in “Benefits Available Under the Contract” later in this Prospectus.

Optional Participant Recordkeeping Services. This service must be selected by the employer. If it is selected by the employer than the participants must be enrolled and pay the annual fee. Employers who did not elect the option may no longer do so.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” later in this Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the contract, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” later in this Prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about the charges you might incur in connection with an exchange see “Contingent withdrawal charge” in “Charges and expenses” later in this Prospectus.

Overview of the contract

Purpose of the Contract. RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. RIA consists of two group annuity contracts (“contracts”) issued by the Company, including the variable and fixed group annuity contract described in this prospectus, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services (“PRS”) agreement. Plan participants should refer to the provisions of their plan that describes their rights in more specific terms.

The contract is designed to help you accumulate assets through investments in the guaranteed interest option, the variable investment options, and the Pooled Separate Accounts. It can provide or supplement your retirement income by offering a variety of benefit payment options, which are subject to the provisions of your employer’s plan. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more forms of distribution. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently.

Phases of the Contract. The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the investment options available under the contract. The maximum number of active options your employer may select at any time is 25. Plan participant choices will be limited to the investment options selected by their employer.

Investment options

We offer various investment options under RIA, including the Pooled Separate Accounts, the variable investment options, and the guaranteed interest option. Each Portfolio in which a variable investment option invests and each Pooled Separate Account has a different investment objective. The Portfolios and Pooled Separate Accounts try to meet their investment objectives by investing in a portfolio of securities. We cannot assure you they will meet their investment objectives.

For additional information about each underlying portfolio see “APPENDIX: Portfolio Companies Available Under the Contract.”

Guaranteed interest option

The guaranteed interest option is part of our general account. This option pays interest at guaranteed rates and we guarantee principal and previously credited interest. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

Income (Annuity) Phase

RIA offers a variety of benefit payment options, subject to the provisions of an employer’s plan. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more of the following forms of distribution:

•	purchase of one of our annuities to receive a stream of income payments;

•	lump sum distribution;

•	use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

•	permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

•	life annuity;

•	life annuity — period certain;

•	life annuity — refund certain;

•	period certain annuity; and

•	qualified joint and survivor life annuity.

All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We may also offer other annuity forms not outlined here. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time. When you take a distribution, if you choose to purchase one of our annuities, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including withdrawals and any death benefit provided under your employer plan, terminate upon annuitization.

Contract Features.

Transfers among investment options

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described later in the prospectus. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract, subject to the provisions of your plan. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty.

Optional participant recordkeeping services

Your employer may elect participant recordkeeping services program, under which we (i) establish an individual participant account for each participant covered by your plan based on data you provide; (ii) receive and deposit contributions on behalf of participants to individual participant accounts; (iii) maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant’s proportionate values in the plan; (iv) provide to your employer the individual participant’s reports reflecting the activity in the individual participant’s proportionate interest in the plan; and (v) process transfers and distributions of the participant’s portion of his or her share of the employer plan assets among the investment options as your employer instructs. There is an annual $25 fee for this service.

Participant Loans

Depending on the terms of your plan, you may be permitted to take loans from your account value. If you take a loan we charge a 1% fee as a percentage of amount withdrawn as loan principal at the time the loan is made. Additionally, the employer plan may charge interest on the loan at a rate they set.

Death Benefit

Upon death your employer will make a withdrawal to pay out any death benefit to your beneficiary in accordance with the employer plan, based on the participant’s account value under the contract.

Fee table

The following tables describe the fees and expenses that you will pay when owning, or making withdrawals from the RIA contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you make certain withdrawals or purchase an annuity payout option. State premium taxes may also be deducted.

Transaction Expenses

Sales Load Imposed on Purchases	None
Withdrawal Charge (CWC) (as a percentage of amount withdrawn)(1)	6.00%
Administrative fee if you purchase an annuity payout option	$175
Transfer Fee	None

(1)

If you withdraw money from the contract within 9 years following the date on which the employer plan began its participation in RIA, we may impose a contingent withdrawal charge (“CWC”) of up to 6% of the amount withdrawn, declining to 0% over 10 years. The amount of any CWC is determined in accordance with the rate schedule set forth below. We treat outstanding participant loan balances that are not paid back per the terms of the loan as withdrawals. As such, the CWC will be applied as if the amount had been withdrawn on the day the principal payment was due.

Withdrawal in Participation Years	Contingent Withdrawal Charge
1 or 2	6% of amount withdrawn
3 or 4	5%
5 or 6	4%
7 or 8	3%
9	2%
10 and later	0%

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including underlying Trust portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Base contract expenses (expressed as an annual percentage of account value)(1)	1.25%

Pooled Separate Account expenses expressed as an annual percentage of separate account assets:(2)
	Investment Management and Accounting Fee	Direct Operating and Other Expenses	Total

AllianceBernstein Common Stock	0.08%	0.11%	0.19%

AllianceBernstein Mid Cap Growth	0.50%	0.03%	0.53%

AllianceBernstein Balanced	0.50%	0.29%	0.79%

Optional Benefits Expenses
Optional Participant Recordkeeping Services (per plan participant)(3)	$25
Loan fee (as a percentage of amount withdrawn as loan principal at the time the loan is made)(4)	1.00%
(1)	The base contract fee, which is also called the annual ongoing operations fee, is deducted monthly and applied on a decremental scale, declining to 0.25% on the account value over $2,500,000.
(2)	These fees will fluctuate from year to year. These expenses are based on the expenses incurred by a Pooled Separate Account during the fiscal year ended December 31, 2023.
(3)	We deduct this fee on a monthly basis at the rate of $2.08 per participant.
(4)	The plan may charge interest on plan loans at a rate determined by the plan administrator.

The next item shows the minimum and maximum total operating expenses charged by any portfolio of the Trust that you may pay periodically during the time that you own the contract. These amounts also include the Platform Charge if you choose to invest in certain Portfolios. A complete list of portfolios available under the contract, including their annual expenses, may be found at the back of this document. See “APPENDIX: Portfolio Companies Available Under the Contract.”

Annual Portfolio Expenses
	Minimum	Maximum
(expenses that are deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(1)	0.57%	1.40%

(1)

Annual portfolio expenses may be based, in part, on estimated amounts of such expenses. Annual portfolio expenses will fluctuate from year to year and are based on the expenses incurred by the Portfolios during the fiscal year ended December 31, 2023. The maximum annual portfolio expenses include a daily charge equal to an annual rate of 0.05% that we charge for amounts invested in the EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Quality Bond PLUS, EQ/AB Small Cap Growth, EQ/Equity 500 Index, and EQ/Money Market Portfolios.

Example

These examples are intended to help you compare the cost of investing in the RIA contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio and Pooled Separate Account fees and expenses. These examples assume that no loans are taken. The first set of examples assumes you invest all of your account value in the most expensive underlying Portfolio. The second set of examples assumes you invest all of your account value in the most expensive Pooled Separate Account, the Alliance Bernstein Balanced Pooled Separate Account.

Separate Account No. 66 Variable Investment Options. These example assume that you invest $100,000 in the variable investment options in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual portfolio expenses and the participant recordkeeping services available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
If you surrender your contract at the end of the applicable time period	$8,939	$13,943	$19,120	$30,989
If you annuitize at the end of the applicable time period	$2,983	$8,782	$14,836	$31,164
If you do not surrender your contract	$2,808	$8,607	$14,661	$30,989

Pooled separate accounts. These example assume that you invest $100,000 in the pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual pooled separate account expenses and the participant recordkeeping services available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
If you surrender your contract at the end of the applicable time period	$8,337	$12,122	$16,059	$24,620
If you annuitize at the end of the applicable time period	$2,342	$6,860	$11,634	$24,795
If you do not surrender your contract	$2,167	$6,685	$11,459	$24,620

Portfolio Turnover

Each of the Pooled Separate Accounts pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual contract expenses or in the example, affect the Pooled Separate Account’s performance. During the most recent fiscal year, each Pooled Separate Account’s portfolio turnover rate as a percentage of the average value of its portfolio was:

AllianceBernstein Balanced — Separate Account No. 10	96.35%

AllianceBernstein Common Stock — Separate Account No. 4	11.76%

AllianceBernstein Mid Cap Growth — Separate Account No. 3	66.81%

The Company

Equitable Financial is a New York stock life insurance corporation doing business since 1859 with its home office located at 1345 Avenue of the Americas, New York, NY 10105. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transfers” later in this prospectus).

You can reach us to obtain:

•	Participation agreements, or enrollment or other forms used in RIA

•	Unit values and other values under your plan

•	Any other information or materials that we provide in connection with RIA

Participants may only send/make contributions to their employer or plan trustee; they cannot send contributions directly to the Company.

By phone:

1-800-967-4560

(Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.)

For correspondence and contribution checks sent by regular mail:

Return via Mail or Fax:

Equitable-Retirement

P.O. Box 219489

Kansas City, MO 64121-9489

For contribution checks only sent by registered, certified, or overnight delivery:

Street and Overnight Address:

Equitable-Retirement

430 W. 7th Street STE 219489

Kansas City, MO 64105-1407

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 430 W. 7th Street, Kansas City, MO 64105-1407.

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by the Company. You should not rely on any other information or representation.

1. RIA Investment Options

Investment options

We offer various investment options under RIA, including the Pooled Separate Accounts, the variable investment options investing in underlying Portfolios, and the guaranteed interest option. Each Pooled Separate Account and Portfolio has a different investment objective. The Pooled Separate Accounts and Portfolios try to meet their investment objectives by investing in a portfolio of securities. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25 and the availability of investment options will vary by employer. You should refer to your plan documents for a list of the investment options available to you. We cannot assure you that any of the Pooled Separate Account and Portfolios will meet their investment objectives.

You can lose your principal when investing in the Pooled Separate Accounts and the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.

The Pooled Separate Accounts

There are three Pooled Separate Accounts offered under the contract — the AllianceBernstein Balanced Fund, the AllianceBernstein Common Stock Fund, and the AllianceBernstein Mid Cap Growth Fund.

The AllianceBernstein Balanced Fund

Objectives

The Balanced Fund (Separate Account No. 10) seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

Performance

The bar chart and table below provide some indication of the risks of investing in the AllianceBernstein Balanced Fund by showing changes in the AllianceBernstein Balanced Fund’s performance from year to year and by showing how the AllianceBernstein Balanced Fund’s average annual returns for the past one-, five-, and 10-year/since inception periods for the period ended December 31, 2023 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance reflects the base contract expenses and fees and expenses that are paid by each Pooled Separate Account as indicated in the Fee Table of the Prospectus as Investment Management & Accounting Fee and Direct

Operating and other expenses. This performance does not reflect the contract transaction expenses, Portfolio expenses, or optional benefit expenses.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)

13.11% 2Q 2020	-11.29% 1Q 2020

Average Annual Total Returns

	One Year	Five Years	Ten Years [or life of investment]
Average Annual Total Returns	15.98%	8.18%	6.04%
60% MSCI Acwi Ndr/40% Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	15.43%	7.76%	5.72%

Investment strategies

The Global Structured Equity sub-portfolio’s objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor’s global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor’s investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor’s analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor’s currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of the Company.

The U.S. Core Fixed Income’s sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value primarily through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor’s independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor’s most senior research and portfolio management professionals meet in “research review” sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations — the output of the research review sessions — into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio’s non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations (“CMOs”), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor’s Corporation (S&P), Baa or higher by Moody’s Investor Services, Inc. (Moody’s), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with the Company’s guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

Asset allocation policies

The Balanced Fund includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to the Company’s specifications, is summarized below. The Advisor will allow the relative weightings of the Balanced Fund’s debt and equity components to vary in response to markets, but ordinarily only by +/– 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Balanced Fund toward the targeted asset allocation, in line with the Company’s specifications. The Fund is valued daily.

Allocation Portfolio Type	Sub-Portfolio	The Company’s Specified Target
Global Equity	Global Structured Equity	60%
Total fixed and money market instruments:		40%
• Fixed	• 35%–US Core Fixed Income
• Money market instruments	• 5%–Cash

Risks of investment strategies

See “Principal Risks of investing in the Pooled Separate Accounts” below, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.

The AllianceBernstein Common Stock Fund

Objective

The investment objective of the AllianceBernstein Common Stock Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index (“Index”); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

Performance

The bar chart and table below provide some indication of the risks of investing in the AllianceBernstein Common Stock Fund by showing changes in the AllianceBernstein Common Stock Fund’s performance from year to year and by showing how the AllianceBernstein Common Stock Fund’s average annual returns for the past one-, five-, and 10-year/since inception periods for the period ended December 31, 2023 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance reflects the base contract expense and fees and expenses that are paid by each Pooled Separate Account as indicated in the Fee Table of the Prospectus as Investment Management & Accounting Fee and Direct Operating and other expenses. This performance does not reflect the contract transaction expenses, Portfolio expenses, or optional benefit expenses.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)

27.43% 2Q 2020	-20.96% 2Q 2022

Average Annual Total Returns

	One Year	Five Years	Ten Years [or life of investment]
Average Annual Total Returns	41.74%	18.80%	14.20%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	42.68%	19.50%	14.86%

Investment strategies

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor’s opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

Risks of investment strategies

See “Principal Risks of investing in the Pooled Separate Accounts” below, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.

The AllianceBernstein Mid Cap Growth Fund

Objective

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

Performance

The bar chart and table below provide some indication of the risks of investing in the AllianceBernstein Mid Cap Growth Fund by showing changes in the AllianceBernstein Mid Cap Growth Fund’s performance from year to year and by showing how the AllianceBernstein Mid Cap Growth Fund’s average annual returns for the past one-, five-, and 10-year/since inception periods for the period ended December 31, 2023 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance reflects the base contract expenses and fees and expenses that are paid by each Pooled Separate Account as indicated in the Fee Table of the Prospectus as Investment Management & Accounting Fee and Direct Operating and other expenses. This performance does not reflect the contract transaction expenses, Portfolio expenses, or optional benefit expenses.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)

30.89% 2Q 2020	-19.92% 2Q 2022

Average Annual Total Returns

	One Year	Five Years	Ten Years [or life of investment]
Average Annual Total Returns	23.00%	14.08%	10.55%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	25.87%	13.81%	10.57%

Investment strategies

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund’s investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer’s first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may be invested more than 25% in industries where research resources indicate there is high growth potential. The Fund is valued daily.

Risks of investment strategies

See “Principal Risks of investing in the Pooled Separate Accounts” below, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Investment adviser of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds

The Board of Directors of Equitable has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth funds (collectively, the “Funds”). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third party investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Funds. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Equitable does not act as an investment adviser to the Funds. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of the Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The aggregate fees paid to AllianceBernstein as a percentage of net assets in 2023 for the AllianceBernstein Balanced Fund was 0.50%; for AllianceBernstein Common Stock Fund was 0.08%; and for AllianceBernstein Mid Cap Growth Fund was 0.50%. The following `portfolio managers are primarily responsible for the day-to-day management of the portfolios:

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Balanced Fund	Michael Canter	Portfolio Manager at AllianceBernstein since 2016
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Balanced Fund	Ben Sklar	Portfolio Manager at AllianceBernstein since 2009
	Matthew Sheridan	Portfolio Manager at AllianceBernstein since 1998
AllianceBernstein Common Stock Fund	Katherine Robertson	Portfolio Manager at AllianceBernstein since 2021
	Geoff Tomlinson	Portfolio Manager at AllianceBernstein since 2021
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992
AllianceBernstein Mid Cap Growth Fund	Samantha Lau	Portfolio Manager at AllianceBernstein since 2022

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.

As of December 31, 2023 AllianceBernstein had total assets under management of approximately $725 billion. AllianceBernstein’s main office is located at 501 Commerce Street, Nashville, TN 37203.

Portfolio holdings policy for the Pooled Separate Accounts

A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Balanced Fund, The AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI.

Principal Risks of investing in the Pooled Separate Accounts

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds.

Risk factors — AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

Common stock. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund’s investments — and, therefore, the value of the Fund’s units — to fluctuate.

Securities of medium and smaller-sized companies. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Non-equity securities. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund — and, therefore, the value of the Fund’s units — will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Balanced Fund’s holdings. As a result, interest rate fluctuations will affect the value of the AllianceBernstein Balanced Fund’s units, but will not affect the income received from the Fund’s current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

Foreign investing. Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds’ foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund’s foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

Restricted securities. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

Risks of investment strategies. Due to the AllianceBernstein Mid Cap Growth Fund’s aggressive investment policies, this

Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Risks associated with the AllianceBernstein Common Stock Fund

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as “tracking error.” The Fund attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

Risks associated with the AllianceBernstein Balanced Fund

Bonds rated below A by S&P, Moody’s or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.

Change of investment objectives

We can change the investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Department of Financial Services approves the change.

The investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be changed without the approval of shareholders.

Variable Investment Options investing in Portfolios of the Trust

The variable investment options of Separate Account No. 66 invest in corresponding portfolios of EQ Advisors Trust. The investment results you will experience in any one of those variable investment options will depend on the investment performance of the corresponding portfolios.

Information regarding each of the currently available portfolios, their type, their investment advisor(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See APPENDIX: Portfolio Companies Available Under the Contract.

Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You should consider the investment objectives, risks, and charges and expenses of the portfolios carefully before investing. In order to obtain copies of the portfolios’ prospectuses, you may call one of customer service representatives at 1-877-522-5035 or go to www.equitable.com/ICSR#EQH146682.

Portfolios of the Trust

We offer an affiliated Trust, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Advisors Trust. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out the investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those sub-advisers.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts. Additionally, you will pay a 0.05% platform charge on variable investment options investing in EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Quality Bond PLUS, EQ/AB Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.

Some Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the EQ volatility management strategy. Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses.

This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all participants invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by participants who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all participants who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some participants may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a participant (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Guaranteed interest option

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under “More information” later in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.

Current and minimum interest rates

Except as described below, the “current rate” is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare “minimum rates” for the next two calendar years. The minimum interest rates will never be lower than 4%.

The current interest rate for 2024 and the minimum interest rates for 2025 and 2026 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2025 and the minimum rates effective for calendar year 2026 and 2027 will be declared in December 2024.

Classes of employer plans

We assigned an employer plan to a “class” of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.

Revised interest rates

All of the following conditions must exist for us to declare a revised rate:

•	on the date of the allocation, the “current” guaranteed interest rate with respect to the employer plan’s guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and
•	prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.

2. Benefits Available Under the Contract

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/ Limitations
Death Benefit	Beneficiaries will receive a benefit under the terms of the employer plan based on the participant’s account value under the contract.	Standard	No additional charge	• RIA does not have a separate death benefit provision. • Any death benefits are provided in accordance with the employer plan.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/Limitations
Participant Recordkeeping Services	Includes participant-level recordkeeping and making benefit payments.	Optional	$25 per plan participant

•  The contract must include the guaranteed interest option in the investment options if the employer selects participant recordkeeping services.

•  Although this option applies to contracts if the employer previously elected the option, employers that did not previously elect the option may no longer do so.

•  If an employer has chosen this service, all participants must be enrolled and pay the annual fee.

Participant Loans	Loans may be available to participants	Optional	1% of loan amount plus interest that may be charged by your employer plan

•  Not all employer plans will offer loans.

•  Loans are subject to restrictions under federal tax rules and ERISA.

•  The minimum loan amount is $1000 and the maximum loan amount is 90% of the balances attributable to the plan participant subject to federal tax rules.

•  If a participant fails to repay a loan when due the amount of the unpaid balance may be treated as a withdrawal and as such, be subject to taxes, additional penalty taxes, and a CWC if applicable.

Participant Recordkeeping Services

Services provided. If your employer elected the participant recordkeeping services program (“PRS”), we:

•	establish an individual participant account for each participant covered by your employer’s plan based on data your employer provides;

•	receive and deposit contributions on behalf of participants to individual participant accounts;

•	maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant’s proportionate values in the plan;

•	provide to your employer individual participant’s reports reflecting the activity in the individual participant’s proportionate interest in the plan; and

•	process transfers and distributions of the participant’s portion of his or her share of the employer plan assets among the investment options as your employer instructs.

Your employer is responsible for providing the Company with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information your employer provides is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.

The Company does not keep records or provide individual reports for individual participants for plans that do not elect PRS.

Investment options. Your employer must include the guaranteed interest option in the investment options.

Fees. We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days’ notice to the employer. See “Charges and expenses” later in this prospectus.

Enrollment. Enrollment of your plan in PRS is no longer available.

Participant Loans

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator’s responsibility to administer the loan program.

The following are important features of the RIA loan provision:

•	We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Pooled Separate Accounts or the variable investment options to the guaranteed interest option.

•	The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

•	Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

•	Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Pooled Separate Accounts or the variable investment options for loan purposes may be moved back to a Pooled Separate Account or the variable investment option.

•	We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due, and taxes and additional penalty taxes may also apply. See “Charges and expenses” in the prospectus.

•	The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant, subject to the maximum loan amount permitted by the employer’s plan and the Code.

•	On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see “Charges and expenses” in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding but the plan administrator may charge interest on the loan amount at a rate they set. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

•	Amounts borrowed from your contract do not participate in separate account investment experience and therefore, loans can affect the account value whether or not you repay the loan. The account value when you surrender, die, or terminate your contract will be reduced by the amount of any outstanding loan plus accrued interest.

•	The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See “Charges and expenses” in the prospectus.

3. Principal Risks of Investing in the Contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks Associated with Variable Investment Options and Pooled Separate Accounts. You take all the investment risk for amounts allocated to one or more of the investment options. If the investment options you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the investment options in which you invest. We do not guarantee the investment results of any investment option. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected investment option, each of which has its own unique risks. You should review the variable investment options and Pooled Separate Accounts before making an investment decision.

Insurance Company Risk. No company other than Equitable Financial Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract, including amounts allocated to the guaranteed interest option. The general obligations and any guaranteed interest option under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Limitations on Access to Account Value Through Withdrawals. We may impose a contingent withdrawal charge (“CWC”) against withdrawals made from any of the Pooled Separate Accounts, Variable Investment options or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. Withdrawals are generally subject to federal and state income tax, and may be subject to tax penalties if taken before age 59 1/2. Additionally, there could be a delay in withdrawals from the guaranteed interest option of up to 5 years.

Possible Adverse Tax Consequences. The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of plan. We cannot provide detailed information on all tax aspects of the contract. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Not a Short-Term Investment. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Cybersecurity risks and catastrophic events We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even when our workforce and employees of our service providers and/or third-party administrators can work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions, as well as possibly being more susceptible to cyberattacks. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

COVID-19. The COVID-19 pandemic has negatively impacted the U.S. and global economies. A wide variety of factors continue to impact financial and economic conditions, including, among others, volatility in the financial markets, rising inflation rates, supply chain disruptions, continued low interest rates and changes in fiscal or monetary policy. Efforts to prevent the spread of COVID-19 have affected our business directly in a number of ways, including through the temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent or episodic basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk including, but not limited to, cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Furthermore, declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of investments. Market volatility also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are still highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19 and its variants.

4. How we value your account value

For the variable investment options or Pooled Separate Accounts. When you invest in a variable investment option or Pooled Separate Account, your contribution or transfer purchases “units” of that variable investment option or Pooled Separate Account. The unit value on any day reflects the value of the variable investment options or Pooled Separate Account’s investments for the day and the charges and expenses we deduct from the variable investment option or Pooled Separate Account. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the variable investment option or Pooled Separate Account as of the close of business on the day we receive your contribution or transfer instruction.

Generally, our “business day” is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.

On any given day, your account value in any variable investment option or Pooled Separate Account equals the number of the variable investment option’s or Pooled Separate Account’s units credited to your account, adjusted for any variable investment option’s or Pooled Separate Account’s units cancelled from your account, multiplied by that day’s value for one variable investment option or Pooled Separate Account unit. In order to take deductions from any variable investment option or Pooled Separate Account, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your variable investment option or Pooled Separate Account units of any variable investment option or Pooled Separate Account does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that variable investment option or Pooled Separate Account.

For the guaranteed interest option. The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less (i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.

How we determine the unit value

When contributions are invested in the variable investment options or Pooled Separate Accounts, the number of units outstanding attributable to each variable investment option or Pooled Separate Account is correspondingly increased; and when amounts are withdrawn from one of these variable investment options or Pooled Separate Accounts, the number of units outstanding attributable to that variable investment option or Pooled Separate Account is correspondingly decreased.

For the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Pooled Separate Accounts, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Pooled Separate Accounts by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:

•	First, we take the value of the Pooled Separate Account’s assets at the close of business on the preceding business day.

•	Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Pooled Separate Account during the business day for which the net investment factor is being determined.

•	Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Pooled Separate Account during that business day.

•	Finally, we divide this amount by the value of the Pooled Separate Account’s assets at the close of the preceding business day.

Prior to June 1, 1994, for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Pooled Separate Accounts.

For a variable investment option of Separate Account No. 66, the unit values reflect investment performance and investment management and other expenses of the Portfolios. The unit value for any business day together with any preceding non-business days (“valuation period”) is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that variable investment option for that valuation period. The net investment factor for a valuation period is:

(	a	)	– c
b

where:

(a)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment option for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.

(b)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c)	is the daily Platform Charge, equal to an annual rate of 0.05%, multiplied by the number of calendar days in the valuation period.

How we value the assets of the Pooled Separate Accounts

Assets of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:

•	Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

•	Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

•	United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

•	Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

•	Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

•	Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

•	Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

Fair valuation

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

5. Transferring your money among investment options

Transfers among investment options

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters (“transfer period”).

Participant-directed plans. Under these plans, the contract owner has instructed us to accept the plan trustee’s allocations that are in accordance with the plan participants’ directions. If the employer elects to fund the employer plan with the guaranteed interest option and the variable investment options investing in the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or EQ/Core Plus Bond Portfolio, during any transfer period, the following limitations apply:

For plans electing the optional participant recordkeeping services (“PRS”), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant’s behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.

If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the variable investment options and Pooled Separate Accounts up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.

For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in “Optional participant recordkeeping services” later in this prospectus.

If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the variable investment options and Pooled Separate Accounts up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.

From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.

Trustee-directed plans. Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the variable investment options or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the variable investment options or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small-and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.

We offer investment options with underlying portfolios that are part of EQ Advisors Trust (the “trust”). The trust has adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trust currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. The trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the participant explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the participant is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, the Company reviews participant’s trading activity to identify any potentially disruptive transfer activity. The Company follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trust may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trust had not implemented such a fee. If a redemption fee is implemented by the trust, that fee, like any other trust fee, will be borne by the participant.

Participants should note that it is not always possible for us and the trust to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trust will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

6. Benefit Payment Options

Choosing benefit payment options

RIA offers a variety of benefit payment options, subject to the provisions of an employer’s plan. The earliest and latest dates that you may begin benefit payments are determined by your employer plan. Plan participants will not be able to make transfers, change annuity options, or withdraw account value after the benefit payments begin. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more of the following forms of distribution:

•	purchase of one of our annuities;

•	lump sum distribution;

•	use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

•	permitted cash withdrawals.

Subject to the provisions of your plan, you can currently choose from among the payout options listed below, with payments made on a monthly basis.

Fixed annuity payout options	• Life annuity • Life annuity with period certain • Life annuity with refund certain • Period certain annuity • Qualified joint and survivor annuity

•	Life annuity: An annuity that guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no continuation of benefits following your death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as you are living. If you choose this payout option and you die before the due date of the second (third, fourth, etc.) annuity payment, then you will only receive one (two, three, etc.) annuity payment. If you die after you select this payout option and before benefit payments begin, then the beneficiary will not receive any payment. Generally, unless you elect otherwise, this will be the form of annuity payment.

•	Life annuity with period certain: An annuity that guarantees payments for the rest of your life. If you die before the end of a selected period of time (“period certain”) of usually 5, 10, 15, or 20 years, payments continue to the beneficiary for the balance of the period certain, subject to required minimum distribution rules. The period certain cannot extend beyond your life expectancy or the joint life expectancy of you and the designated beneficiary.
•	Life annuity with refund certain: An annuity that guarantees payments for the rest of your life. If you die before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered, subject to required minimum distribution rules.

•	Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed your life expectancy and will be subject to required minimum distribution rules. This option does not guarantee payments for the rest of your life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments.

•	Qualified joint and survivor life annuity: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant’s death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, only one payment will be made if both the annuitant and the spouse die after that payment. And, if both the annuitant and the spouse die after this payout option is selected and before benefit payments begin, then the beneficiary will not receive any payment.

All of the forms outlined above (with the exception of the period certain annuity and the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The amount of the annuity payments will be less with a longer certain period of a life contingent annuity, and will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors.

As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the account value used to purchase an annuity.

If we are offering non-life contingent forms of annuities, any applicable withdrawal charge will apply.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.

Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant basis, except for employer plans using the PRS discussed in “Optional participant recordkeeping services” later in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting.

RIA does not have separate disability provisions. All disability benefits are provided in accordance with the employer plan.

7. RIA

This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well. Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.

RIA consists of two group annuity contracts (“contracts”) issued by the Company, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services (“PRS”) agreement. RIA had $17.85 million in assets as of December 31, 2023.

Our service consultants are available to answer employer questions about RIA. Please contact us by using the telephone number or addresses listed under “How to reach us – Information on joining RIA“ earlier in this prospectus.

Summary of plan choices of RIA

RIA is used:

•	as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an “exclusive funding employer plan”; or

•	as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a “partial funding employer plan.” We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give the employer advance notice of any such changes.

The employer has the choice of using RIA with two types of plans. The employer may use RIA for:

•	participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or
•	trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.

Making the right choices for the employer plan depends on the employers own set of circumstances. We recommend that the employer review all contracts and trust, participation and related agreements with their legal and tax counsel.

How to make contributions

Regular contributions. Contributions may be made by check or by wire transfer. All contributions should be sent to the address indicated based on mailing method under “For contributions checks only” in “How to reach us” earlier in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to the Company (for subsequent contributions please write your contract number on the check). Third-party checks are not acceptable, except for roll-over contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Contributions are normally credited on the business day that we receive them. Contributions are only accepted from the employer or plan trustee. Participants cannot send contributions directly to the company.

There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law.

To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.

Selecting investment options

Your employer can select from the investment options available under the contracts. The maximum number of active options your employer may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor (“DOL”) Section 404(c) regulations.

Generally, for participant-directed plans, if the employer intend for the employer plan to comply with ERISA Section 404(c), you should, among other things:

•	select the EQ/Money Market Portfolio if the employer selects any of the EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, or EQ/Core Plus Bond Portfolios; or

•	select the guaranteed interest option if the employer does not select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Core Plus Bond or EQ/AB Small Cap Growth Portfolios.

If the employer selects any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or EQ/Core Plus Bond Portfolios and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option.

Allocating program contributions

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

8. Withdrawals

Keep in mind two sets of rules when considering withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

You may take partial withdrawals from your contract at any time. There is no minimum withdrawal amount. You can also surrender your contract at any time. Withdrawals reduce your account value and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. Unless you specify otherwise, withdrawals will be taken from the investment options in your account pro rata. Additionally, withdrawals may reduce any death benefit provided by your plan.

Moreover, withdrawals under a tax qualified retirement plan are subject to complicated legal requirements. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Withdrawals may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See “Charges and expenses” later in this prospectus.

Amounts in the Investment Options and Pooled Separate Accounts. These are generally available for withdrawal at any time, subject to the provisions of your plan. See “When we pay proceeds” later in this prospectus.

Amounts in the guaranteed interest option. These are generally available for withdrawal at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.

When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.

ILLUSTRATION OF DEFERRED PAYOUT PROVISION

Transaction Date		End of Year 1		End of Year 2		End of Year 3		End of Year 4		End of Year 5

Guaranteed Interest Option		Balance 1		Balance 2		Balance 3		Balance 4		Balance 5
Plan Assets		+ Interest		+ Interest		+ Interest		+ Interest		+ Interest
– Withdrawal Charge		– Operations Fee		– Operations Fee		– Operations Fee		– Operations Fee		– Operations Fee
Distribution Amount 1		Distribution Amount 2		Distribution Amount 3		Distribution Amount 4		Distribution Amount 5		Final Distribution
Dist. Amt. 1	= 1st Payment	Dist. Amt. 2	= 2nd Payment	Dist. Amt. 3	= 3rd Payment	Dist. Amt. 4	= 4th Payment	Dist. Amt. 5	= 5th Payment
6		5		4		3		2

Dist. Amount 1		Dist. Amount 2		Dist. Amount 3		Dist. Amount 4		Dist. Amount 5
– 1st Payment		– 2nd Payment		– 3rd Payment		– 4th Payment		– 5th Payment
Balance 1	→	Balance	→	Balance	→	Balance	→	Balance	→

9. Charges and expenses

You will incur two general types of charges under RIA:

(1)

Charges reflected as reductions in the unit values of the Pooled Separate Accounts and the variable investment options which are recorded as expenses of the Pooled Separate Account and the variable investment option. These charges apply to all amounts invested in RIA, except amounts in the guaranteed interest account.

(2)

Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Pooled Separate Accounts and the variable investment options and the dollars in the guaranteed interest option.

We make no deduction from your contributions for sales expenses.

Contingent withdrawal charge

(Reduces the number of units and the dollars in the guaranteed interest account)

We may impose a contingent withdrawal charge (“CWC”) against withdrawals made from any of the Pooled Separate Accounts and the variable investment options or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is deducted from the remaining account value, pro rata from the investment options, and reduces the number of units and the dollars in the guaranteed interest account. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan’s participation in RIA or (ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service (“IRS”) or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer’s merger with another company, (ii) the sale of the employer or (iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan’s participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of the Company agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan’s assets for purposes of assessing the CWC.

Withdrawal in Participation Years	Contingent Withdrawal Charge
1 or 2	6% of Amount Withdrawn
3 or 4	5%
5 or 6	4%
7 or 8	3%
9	2%
10 and later	0%

Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1.	as the result of the retirement, death or disability of a participant;

2.	as the result of a participant’s separation from service as defined under Section 402(d)(4)(A) of the Code;

3.	in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4.	as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5.	as a hardship withdrawal pursuant to Section 401(k) of the Code;

6.

pursuant to a qualified domestic relations order (“QDRO”) under Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;

7.	as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8.

as a result of an in-service withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, the Company reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.

Annuity administrative charge

If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month’s annuity payment.

Loan fee

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made. The loan fee is paid as consideration to the Company for setting up the loan. There may also be interest charged on plan loans. The interest rate is charged and determined by the plan administrator.

Ongoing operations fee

(Reduces the number of units and the dollars in the guaranteed interest account)

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless the employer makes other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month. For plans that have the participant record keeping optional benefit, the plan level fee is assessed to individual participant accounts on a pro rata basis.

Set forth below is the rate schedule for employer plans:

Combined balance of investment options	Monthly Rate
First $ 150,000	1/12 of 1.25%
Next $ 350,000	1/12 of 1.00%
Next $ 500,000	1/12 of 0.75%
Next $1,500,000	1/12 of 0.50%
Over $2,500,000	1/12 of 0.25%

The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.

Platform charge for certain of the Variable Investment Options of Separate Account No. 66

(Reflected in the unit values)

We make a daily charge at an annual rate of 0.05% of the assets invested in the EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Quality

Bond PLUS, EQ/AB Small Cap Growth, EQ/Equity 500 Index, and EQ/Money Market Portfolios to make these Portfolios available under the contract. The charge is designed to reimburse us for our costs in providing administrative services in connection with these portfolios.

Investment management and accounting fees

(Reflected in the unit values)

The computation of unit values for the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. The investment management and accounting fee covers AllianceBernstein’s investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2023. The fees may be higher or lower each year.

Direct Operating and Other Expenses

(Reflected in the unit values)

In addition to the investment management and accounting fees mentioned above, the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain expenses related to the ongoing operations of the Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2023. The fees may be higher or lower each year.

Participant recordkeeping services charge

The PRS is an optional service. If your employer elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless the employer makes other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants’ individual account balances with the entire amount of the employer plan where we do not maintain individual account balances. The Company does not keep records or provide individual reports for individual participants for plans that do not elect PRS.

Other billing arrangements

The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between the Company and the employer.

Annual portfolio operating expenses

(Indirect expenses borne by the variable investment option)

The variable investment options that invest in portfolios of the Trust is indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios.

The Trust deducts the following types of fees and expenses:

•	Investment management fees.

•	12b-1 fees (see “More information” later in this prospectus).

•	Operating expenses, such as trustees’ fees, independent auditors’ fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.

General information on fees and charges

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine administrative services and for newly scheduled services not presently contemplated under the contracts.

10. Tax information

In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for tax-favored treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

•	participation, vesting and funding;

•	nondiscrimination;

•	limits on contributions and benefits;

•	distributions;

•	penalties;

•	duties of fiduciaries;

•	prohibited transactions; and

•	withholding, reporting and disclosure.

It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts. The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) and the SECURE 2.0 Act of 2022 (“SECURE 2.0”) made significant changes to tax-qualified retirement plans. Please consult your tax adviser regarding how these changes impact you and your plan.

Certain tax advantages of tax-qualified retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for non-U.S. tax-payers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person’s plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.

Buying a contract to fund a retirement arrangement

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity’s features and benefits, such as the selection of investment funds and guaranteed interest option and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select. The terms of your plan may limit the rights otherwise available under the contract.

Tax aspects of contributions to a plan

Corporations, partnerships and self-employed individuals can establish qualified plans for working owners and employees who participate in the plan. Both employer and employee contributions to these plans are subject to a variety of limitations under the Code. There are limits to how much employers and employees can contribute to a plan each year which may be adjusted annually for cost of living. The limits differ depending on the type of plan. See your tax adviser for more information. Violation of contribution limits may result in plan disqualification and/or imposition of monetary penalties.

Lifetime required minimum distributions

When you have to start lifetime required minimum distributions from your plan depends on your birthdate and retirement status. Lifetime required minimum distributions from your plan must start for the year in which you attain the applicable RMD age as defined under federal tax law. If you attain age 72 after 2022 and age 73 before 2033, your applicable RMD age is 73. If you attain age 74 after 2032, your applicable RMD age is 75. If you were born prior to July 1, 1949, your applicable RMD age is 70 ½, and if you were born on or after July 1, 1949 and before January 1, 1951, your applicable RMD age is 72. Subject to the terms of your plan, the start of required minimum distributions can be delayed to April 1st following the calendar year of retirement. However, if you own more than 5% of the business, you cannot delay the start of your lifetime required minimum distributions, even if you are still working.

Income taxation of distributions to qualified plan participants

In this section, the word “you” refers to the plan participant. Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed. If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as “designated Roth contributions”, which are made on a post-tax basis to the 401(k) arrangement. Effective for contributions made after December 29, 2022, the plan may permit participants to designate employer matching or nonelective contributions as Roth contributions. Such Roth contributions must be 100% vested when made and must be included in the participant’s income for the year in which the contributions are allocated to the participant’s account. Additional IRS guidance will be needed to properly administer this option. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. We do not accept designated Roth contributions to this contract.

Eligible rollover distributions. Many types of distributions from qualified plans are “eligible rollover distributions” that can be rolled over to another “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer

Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59 1⁄2 may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. If the plan permits, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Effective for distributions made after December 29, 2022, repayments made within three years of these distributions to an eligible retirement plan can be treated as deemed rollover contributions. For prior qualified birth or adoption distributions, the repayment period ends December 31, 2025. SECURE 2.0 also added new in-service distribution options that can be repaid within three years of such distribution if permitted by the plan. Eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA that the participant has participated in for at least two years. An employee’s surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans.

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers.

Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding. The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

Annuity or installment payments. Each payment you receive is ordinary income for tax purposes, except where you have a “cost basis” in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. The non-taxable portion of each payment is calculated by dividing your cost basis in the contract by the total number of anticipated monthly payments. The balance of each payment is fully taxable. The full amount of the payments received after your cost-basis in the contract is recovered is fully taxable. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

In-service withdrawals. Some plans allow in-service withdrawals of post-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if they are attributable to your pre-January 1, 1987 contributions under plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory federal income tax withholding may also apply. Plans may allow other in-service distribution options as permitted under federal tax rules.

Premature distributions. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1⁄2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan. Some of the exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 (d) distributions in connection with the birth or adoption of a child as specified in the Code, and (e) distributions you use to pay deductible medical expenses. SECURE 2.0 added new exceptions to the 10% early distribution penalty. See IRS Form 5329 for more information on the additional 10% tax penalty.

Mandatory cashouts. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.

Tax Withholding. In almost all cases, 20% mandatory income tax withholding will apply to all “eligible rollover distributions” that are not directly rolled over to a qualified plan, Section 403(b) plan, governmental employer plan under Section 457 of the Code or a traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution.

Payments to a beneficiary after your death. Death benefit distributions from an employer plan generally receive the same tax treatment as distributions during your lifetime.

Required minimum distribution payments after you die

Lifetime required minimum distributions to you must start no later than your “Required Beginning Date,” which is April 1st of the calendar year after the calendar year in which you turn the applicable RMD age or retire if you are eligible for the delayed start rule. Required minimum distribution payments after you die vary, depending on the status of your beneficiary (individual or entity) and when you die. The Secure Act significantly amended the post-death required minimum distribution rules for defined contribution plans with respect to distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths. Federal tax rules governing post-death required minimum distribution payments are highly complex. For complete information on these rules, qualified legal and tax advisers should be consulted.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan following your death must generally be distributed within 10 years in accordance with federal tax rules. If your beneficiary is not an EDB, the entire interest must be distributed by the end of the calendar year which contains the tenth anniversary of your death. If you die before your Required Beginning Date, no distribution is required for a year before that tenth year. If you die on or after your Required Beginning Date, your beneficiary will be required to take an annual post-death required minimum distribution and all remaining amounts must be fully distributed by the end of the year containing the tenth anniversary of your death. It is the beneficiary’s responsibility to calculate and satisfy the required minimum distribution rules. Please consult your tax adviser to determine whether annual post-death required minimum distribution payments are required from your contract during the 10-year period.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status. An individual beneficiary under a defined contribution plan who is an “eligible designated beneficiary” or “EDB” is able to take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death.

The following individuals are EDBs:

•	your surviving spouse (see spousal beneficiary, below);

•	your minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not an entity beneficiary. When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years in accordance with federal tax rules.

Different post-death required minimum distribution rules apply to defined benefit plans. An individual beneficiary under a defined benefit plan, regardless of his or her EDB status, is able to take post-death required minimum distribution payments over the beneficiary’s life expectancy, subject to the terms of the plan. If you die after your Required Beginning Date, the rules permit any individual beneficiary under a defined benefit plan to elect instead to apply the “5-year rule,” described below under “Non-individual beneficiary.”

Spousal beneficiary. If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Effective beginning after 2023, your spouse may elect to have RMDs determined using the Uniform Lifetime Table and, if applicable, may delay starting payments over his/her life or life expectancy period until the year in which you would have attained the applicable RMD age. Your surviving spouse may be able to roll over amounts from your plan into an IRA or other eligible retirement plan.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a nonindividual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the participant’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the participant’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

Additional Changes to post-death distributions after the SECURE Act

The SECURE Act applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the participant’s death on a term certain method. In certain cases, a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the death of the original individual beneficiary will trigger the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the participant in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years in accordance with federal tax rules.

Impact of taxes to the Company

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Pooled Separate Accounts and variable investment options that are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Pooled Separate Accounts and variable investment options and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Pooled Separate Accounts and variable investment options. If changes in federal tax laws or interpretations thereof would result in the Company being taxed, then the Company may impose a charge against the Pooled Separate Accounts and variable investment options (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

Certain rules applicable to plans designed to comply with Section 404(c) of ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries may be relieved of liability for any investment loss that is the direct and necessary result of the plan participant’s or beneficiary’s exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan’s sponsor to meet the requirement of Section 404(c), it is the plan’s sponsor’s responsibility to comply with the requirements of the regulation. The Company and its agents shall not be responsible if a plan fails to meet the requirements of Section 404(c).

11. More information

About program changes or terminations

Amendments. The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

Termination. We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.

We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between the Company and the employer if the plan fails to maintain minimum amounts of funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to the Company in connection with the employer plan’s participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.

IRS disqualification

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.

About the separate accounts

Each Pooled Separate Account and variable investment option is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our separate accounts for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account’s operations are accounted for without regard to the Company’s, or any other separate account’s, operating results. Income, gains, and losses credited to, or charged against, each separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of the Company. We reserve the right to take certain actions in connection with our operations and the operations of the separate accounts as permitted by applicable law. If necessary, we will seek approval by participants in RIA.

We established the AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the variable investment options offered under the contract, in 1997. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Because of exclusionary provisions, none of the separate accounts are subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s shares are purchased by Separate Account No. 66.

About the Trust

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as “open-end management investment company,” more commonly called mutual funds. The Trust issues different shares relating to each portfolio. Equitable Investment Management Group, LLC (Equitable IMG) serves as the investment adviser of the Trust. As such, Equitable IMG oversees the activities of the investment advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those advisers.

The Trust does not impose sales charges or “loads” for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees serves for the benefit of the Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the Trust, which are available upon request. See also Appendix: Portfolio Companies available under the contract.

About the general account

Our general obligations under the contract, including those that apply to the guaranteed interest option, are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the separate accounts.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

The disclosure, however, with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

When we pay proceeds

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Pooled Separate Accounts and the variable investment options for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,
(2)

the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s or a Pooled Separate Account’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options and Pooled Separate Accounts.

We may also defer withdrawals from the guaranteed interest option in installments in order to protect the interests of the other contract holders in the guaranteed interest option.

When transaction requests are effective

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.

Voting rights

No voting rights apply to the separate account, Pooled Separate Accounts, or to the guaranteed interest option. We do, however, have the right to vote shares of the Trust held by the variable investment options.

If the Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trust allocated to the corresponding variable investment options in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter’s interest in the variable investment options holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to the Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings. One effect of proportional voting is that a small number of contract owners or participants may determine the outcome of a vote.

The Trust sell its shares to the Company separate accounts in connection with the Company’s variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Advisors Trust also sell its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners and participants arising out of these arrangements. However, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners and participants, we will see to it that appropriate action is taken to do so.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s or participant’s interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the ability of the principal underwriter (if applicable) or Pooled Separate Account investment advisers to perform their contracts under RIA.

Financial statements

The financial statements of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), Separate Account No. 3 (Pooled), and Separate Account No. 66, as well as financial statements and financial statement schedules of the Company, are incorporated by reference in the SAI. The financial statements and financial statement schedules of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-877-522-5035.

About the trustee

As trustee, Benefit Trust Company serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.

Reports we provide and available information

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and in the variable investment options credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Pooled Separate Accounts and the Portfolios and a list of each Pooled Separate Account’s or Trust’s portfolio securities.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC’s website at www.sec.gov.

Acceptance and responsibilities

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than the Company’s. We are not liable to any employer, trustee or employer plan for any damages arising from or in connection with any plan administration services performed or agreed to be performed by a financial professional.

About registered units

This prospectus relates to our offering of units of interest in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and in the separate account that offers the variable investment options that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such “registered units,” as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, “corporate plans”). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.

Assignment and creditors’ claims

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.

Distribution of the contracts

The contracts are distributed by Equitable Advisors. Equitable Advisors serves as a principal underwriter of Separate Accounts 3, 4, 10 and 66. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company. Equitable Advisors is under the common control of Equitable Holdings, Inc. Its principal business address is 1345 Avenue of the Americas, New York, NY 10105. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Equitable Advisors is also a distributor for other life and annuity products. As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.

The Company pays compensation to Equitable Advisors based on contracts sold. The Company may also make additional payments to Equitable Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to Equitable Advisors are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses” earlier in this prospectus.

Equitable Advisors Compensation. The Company pays compensation to Equitable Advisors based on contributions made on the contracts sold through Equitable Advisors (“contribution-based compensation”). The contribution-based compensation will generally not exceed 6.0% of total contributions. Equitable Advisors, in turn, may pay a portion of the contribution-based compensation received from the Company to the Equitable Advisors financial professional servicing the contract. The compensation paid by Equitable Advisors varies among financial professionals. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sales of both the Company contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation. In an effort to promote the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. We also pay different levels of compensation based on different contract types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Commissions and service fees we pay

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including record-keeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in “Charges and expenses” earlier in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us.

While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.

Certain retirement plans that use RIA may allow employer plan assets to be used in part to buy life insurance policies rather than applying all of the contributions to RIA. Financial professionals will receive commissions on any such insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.

Appendix: Portfolio Companies Available Under the Contract

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146682. You can also request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. The availability of Portfolios will vary by employer, and you should refer to your plan documents for a list of available Portfolios.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. The table does show the contract’s Platform Charge, but the Platform Charge is not reflected in the current expenses or average annual total returns of the portfolios. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2023)
				1 year	5 year	10 year
Equity	1290 VT Small Cap Value — Equitable Investment Management Group, LLC (“EIMG”); BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.17	%^	5.79%	12.69%	—
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.92%		27.50%	15.12%	11.32%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.93%		17.70%	10.59%	7.78%
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.97	%^	22.98%	14.97%	11.34%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00	%^	45.91%	15.78%	10.70%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93	%^	4.50%	1.87%	1.59%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.54	%^	25.57%	15.04%	11.37%
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.10	%^	21.37%	9.74%	6.29%
Fixed Income	EQ/Intermediate Government Bond — EIMG; SSGA Funds Management, Inc.	0.64	%^	3.85%	0.39%	0.56%
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.06%		16.85%	7.96%	3.55%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.72	%^	19.01%	8.09%	3.69%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates LP	1.03%		18.52%	7.60%	3.02%
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96	%^	46.33%	12.84%	11.28%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.96%		10.90%	14.17%	10.12%
Equity	EQ/Large Cap Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.90%		23.98%	14.26%	10.58%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.73%		41.54%	18.63%	14.02%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.88%		38.97%	16.20%	12.47%

TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.87%	14.01%	10.78%	7.82%
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.65%^	15.77%	11.88%	8.54%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.97%	13.19%	10.36%	7.21%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.69%	4.47%	1.48%	0.91%
Fixed Income	EQ/Quality Bond PLUS — EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.86%	4.19%	0.51%	0.84%
Equity	EQ/Value Equity — EIMG; Aristotle Capital Management, LLC	0.92%	19.52%	10.06%	6.90%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.24%^	49.53%	19.07%	16.18%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trust” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

Retirement Investment Account®

Issued by

Equitable Financial Life Insurance Company

This prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Retirement Investment Account®, the Company, AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the “Pooled Separate Accounts”), and Separate Account No. 66. The SAI, dated May 1, 2024, is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 1-877-522-5035. The SAI is also available at our website, www.equitable.com/ICSR#EQH146682.

We file periodic reports and other information about the Retirement Investment Account®, the Pooled Separate Accounts, and Separate Account No. 66, as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: C000050403, C000050406, C000050395 and C000050399